                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        SBA COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        SBA COMMUNICATIONS CORPORATION
                       One Town Center Road, Third Floor
                           Boca Raton, Florida 33486

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 3, 2001

   SBA Communications Corporation's Annual Meeting of Shareholders will be held on Thursday, May 3, 2001 at 10:00 a.m. We will meet at the Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Florida. If you owned common stock at the close of business on March 30, 2001 you may vote at this meeting or any adjournments or postponements thereof. At the meeting, we plan to:

   1. elect two directors to the Board of Directors for a term of three years and until their successors are duly elected and qualified;

   2. adopt the SBA Communications Corporation 2001 Equity Participation Plan;
      and

   3. transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

   The Board of Directors is not aware of any other proposals for the May 3, 2001 meeting.

   It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card, voting electronically using the Internet or using the telephone voting procedures. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.



                                  On behalf of SBA Communications Corporation's Board of Directors,

                                  /s/ Steven E. Brenstein

                                  STEVEN E. BERNSTEIN
                                  Chairman and Chief Executive Officer

Boca Raton, Florida
April 12, 2001

        YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY OR VOTE BY INTERNET OR TELEPHONE PROMPTLY SO THAT YOUR VOTE MAY BE
            RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Information about the Meeting.........................................................     1
Proposal 1 -- Election of Directors...................................................     3
   Compensation of Directors..........................................................     4
   Committees and Meetings of the Board...............................................     4
   Compliance with Section 16(a) of the Securities Exchange Act of 1934...............     5
   Compensation Committee Interlocks and Insider Participation........................     5
Audit Committee Report................................................................     5
Executive Officers....................................................................     7
Executive Compensation
   Summary Compensation Table for Fiscal Year 2000....................................     8
   Option Grants in Last Fiscal Year..................................................     9
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values..     9
   Employment Agreements..............................................................    10
Compensation Committee Report.........................................................    10
Certain Relationships and Related Transactions........................................    11
Performance Graph.....................................................................    12
Security Ownership of Certain Beneficial Owners and Management........................    13
Proposal 2 -- Adoption of the 2001 Equity Participation Plan..........................    15
Independent Public Accountants........................................................    19
General Information...................................................................    19
Appendix A -- Audit Committee Charter.................................................   A-1

                        SBA COMMUNICATIONS CORPORATION
                       One Town Center Road, Third Floor
                           Boca Raton, Florida 33486

                                ---------------
                                PROXY STATEMENT
                                ---------------

Information about the Meeting

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SBA Communications Corporation for the Annual Meeting of Shareholders to be held on Thursday, May 3, 2001 at 10:00 a.m. at the Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Florida and thereafter as it may from time to time be adjourned. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 12, 2001.

   Who May Vote

   Each shareholder of record at the close of business on March 30, 2001 is entitled to notice of and to vote at the annual meeting. On the record date, there were 41,483,659 outstanding shares of our Class A common stock, with a par value of $.01 per share (the "Class A Common Stock"), and 5,455,595 outstanding shares of our Class B common stock, with a par value of $.01 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"). Holders of the Class A Common Stock are entitled to one vote per share held as of the record date. Holders of the Class B Common Stock are entitled to ten votes per share held as of the record date.

   How You May Vote

   You may vote (1) in person by attending the meeting, (2) by mail by completing and returning a proxy, (3) via telephone or (4) electronically by using the Internet. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. To vote your proxy by telephone or by using the Internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the Internet web site.

   Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

   1. FOR the election as directors of the two nominees named herein, each to serve for a term of three years and until their successors are duly elected and qualified;

   2. FOR the adoption of the SBA Communications Corporation 2001 Equity Participation Plan; and

   3. In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment thereof.

   How You May Revoke or Change Your Vote

   Proxies may be revoked at any time prior to the meeting in the following ways:

   .   by giving written notice of revocation to the Secretary of SBA;

   .   by giving a later dated proxy;

   .   by changing your vote on the Internet website;

   .   by using the telephone voting procedures; or

   .   by attending the meeting and voting in person.

   Votes Required/Voting Procedures

   The Class A Common Stock and the Class B Common Stock vote as a single class on Proposals 1 and 2. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the annual meeting constitutes a quorum. All holders of issued and outstanding shares of Common Stock are entitled to vote on Proposals 1 and 2. The affirmative vote of a plurality of the votes cast by holders of outstanding shares of the Common Stock is required for the approval of the election of the directors. The affirmative vote of a majority of the votes cast by holders of outstanding shares of Common Stock is required for approval of Proposal 2 and any other matters to be voted upon at the meeting or any adjournment thereof. With regard to Proposal 1, you may vote in favor of all the directors or you may withhold your vote from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. With regard to Proposal 2, you may vote in favor of or against the proposal or you may abstain. If you abstain, your vote will be counted for purposes of determining a quorum, but will have no effect on the proposal.

   Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors, Proposal 1, but may not vote on Proposal 2. A failure by brokers to vote those shares will have no effect on Proposal 2 as approval of Proposal 2 only requires a majority of the votes cast.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   Our Board of Directors consists of six directors, divided into three classes with members of each class of directors serving for staggered three-year terms. The board members and classifications are as follows:

       Class I                   Class II                 Class III
       -------                   --------                 ---------
   C. Kevin Landry          Richard W. Miller         Steven E. Bernstein
   Robert S. Picow          Jeffrey A. Stoops         Donald B. Hebb, Jr.

   The term of the Class II directors will expire at the 2001 Annual Meeting of Shareholders.

   Each of the nominees has consented to be named in this Proxy Statement and to serve as a director of SBA if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the Common Stock is required for the election of the two nominees standing for election. Our management has no reason to believe that any nominee will not serve if elected.

Nominees to Serve for a Three-Year Term Expiring in 2004

   The following persons have been nominated by the Board for election to the Board of Directors as Class II directors to succeed themselves for a term of three years, expiring at the 2004 Annual Meeting of Shareholders, and until their successors are elected and qualified. The Board of Directors recommends a vote FOR each of the two nominees.

   Richard W. Miller, 60, was elected as a director of SBA in April 1999. Mr. Miller previously served on our Board of Directors from May 1997 to August 1998. From 1993 to 1997, Mr. Miller was a Senior Executive Vice President and Chief Financial Officer of AT&T. From 1990 to 1993, he was the Chairman and Chief Executive Officer of Wang Laboratories, Inc. Mr. Miller also serves on the Board of Directors of Closure Medical Corporation and Mpower Communications Corp. Mr. Miller served on the Board of Directors of AvalonBay Communities, Inc. during the year ended December 31, 2000.

   Jeffrey A. Stoops, 42, President, joined SBA in April 1997 and was elected as a director of SBA in August 1999. Mr. Stoops was appointed President in April 2000, and previously served as our Chief Financial Officer. Prior to joining us, Mr. Stoops was a partner with Gunster, Yoakley & Stewart, P.A., a South Florida law firm, where he practiced for 13 years in the corporate, securities and mergers and acquisitions areas. Mr. Stoops is a member of the Florida Bar.

Directors Whose Terms Expire in 2002

   C. Kevin Landry, 56, was elected as a director of SBA in March 1997. Mr. Landry has been a Managing Director and Chief Executive Officer of TA Associates, Inc. since its incorporation in 1994. From 1982 to 1994, he served as a Managing Partner of its predecessor partnership. Mr. Landry also serves on the Board of Directors of Standex International Corporation. Mr. Landry was the nominee of TA Associates for election as director pursuant to a shareholder agreement that terminated upon consummation of our initial public offering.

   Robert S. Picow, 45, was elected as a director of SBA in November 1998. Mr. Picow founded Allied Communications, a distributor of communications equipment, in 1982. He served as the Chief Executive Officer of Allied until its sale in 1996 to Brightpoint, Inc., a publicly traded communications equipment company. Mr. Picow also served as a director of Brightpoint from June 1996 to August 1997. Mr. Picow is a private investor.

Directors Whose Terms Expire in 2003

   Steven E. Bernstein, 40, our founder, has been our Chief Executive Officer and Chairman since our inception in 1989. From 1986 to 1989, Mr. Bernstein was employed by McCaw Cellular Communications. While at McCaw, Mr. Bernstein was responsible for the development of the initial Pittsburgh non-wireline cellular system and the start-up of the Pittsburgh sales network. Mr. Bernstein was PCIA's 1996 Entrepreneur of the Year.

   Donald B. Hebb, Jr., 58, was elected as a director of SBA in February 1997. Mr. Hebb has been a Managing Member of the general partner of ABS Capital Partners II, L.P., a private equity fund, and related entities, since March 1993. Prior to that time, he was a Managing Director of Alex. Brown, Incorporated and prior thereto, Mr. Hebb served as President and Chief Executive Officer of Alex. Brown, Incorporated. Mr. Hebb also serves on the Board of Directors of T. Rowe Price Associates, Inc. and OTG Software, Inc.

Compensation of Directors

   Prior to our initial public offering in June 1999, each of Messrs. Miller and Picow received options to purchase 100,000 shares of Class A Common Stock, at an exercise price of $2.63 per share upon their election to the Board of Directors, and those options vest over three years from the date of grant. Our equity participation plan provides that all non-employee directors, upon their initial election or appointment to the Board of Directors, will be granted non-qualified stock options to purchase 50,000 shares of Class A Common Stock with a per share exercise price equal to the fair market value per share at the date of grant. Such options will vest and become exercisable in equal annual installments on each of the first five anniversaries of the date of the grant so long as the person continues to serve as a member of our Board of Directors. Additionally, beginning in 2001, on July 1 of each fiscal year, each continuing non-employee director will receive an annual grant of non-qualified stock options to purchase shares of Class A Common Stock. The number of shares will be determined by the full Board of Directors annually in advance of each July 1. The exercise price of these options will be the fair market value per share of our Class A Common Stock at the date of grant. Each of these annual grants of options will fully vest and become exercisable on the first anniversary of the date of grant. Each non-employee director also receives $1,000 for each Board meeting that he attends in person plus incidental expenses for attendance at such meetings. Directors who are employees do not receive any additional compensation for their services as a director.

   During the year ended December 31, 2000, we paid Mr. Miller $4,000 for consulting services. We anticipate that Mr. Miller will continue to provide these consulting services during 2001 for which he will receive fees not in excess of $10,000.

Committees and Meetings of the Board

   The Board of Directors held thirteen meetings during the year ended December 31, 2000. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of

Directors and the committees on which he served. Our Board of Directors has two standing committees: the Audit Committee and the Compensation Committee, each of which was established in May 1999.

   The Board of Directors does not have a separate nominating committee and therefore performs the functions of a nominating committee.

   The Audit Committee presently consists of Messrs. Hebb, Miller and Picow. The members of the Audit Committee are independent as defined under Rule 4200 of the National Association of Securities Dealers, Inc.'s Listing Standards. The Audit Committee has been assigned the principal function of establishing our audit policies and will oversee the engagement of our independent auditors. The Audit Committee held four meetings during the year ended December 31, 2000.

   The Compensation Committee presently consists of Messrs. Hebb, Landry and Miller. The Compensation Committee has been assigned the functions of establishing salaries, incentives and other forms of compensation for executive officers and will administer incentive compensation and benefit plans provided for employees. The Compensation Committee held one meeting during 2000.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of the outstanding our Common Stock, to file with the Securities and Exchange Commission reports of changes in their ownership of Common Stock. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except that one transaction for Mr. Bizick was inadvertently reported late.

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee served as an officer or employee of SBA or any of our subsidiaries during fiscal 2000. There were no material transactions between us and any of the members of the Compensation Committee during fiscal 2000.

                             AUDIT COMMITTEE REPORT

   On May 4, 2000, the Board of Directors adopted an Audit Committee Charter under which the Audit Committee operates. The Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A.

   Management has the primary responsibility for the company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the company. The independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that SBA's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors.

   In fulfilling its responsibilities, the Audit Committee received from Arthur Andersen LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) to the Audit Committee on (1) that firm's independence as required by the Independence Standards Board and (2) the matters required to be communicated under the generally accepted auditing standards.

   Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in SBA's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   See page the portion of this proxy statement titled "Committees and Meetings of the Board" on page 4 for information on the Audit Committee's meetings in 2000.

                                     The Audit Committee

                                     Donald B. Hebb, Jr.
                                     Richard W. Miller
                                     Robert S. Picow

                                     March 15, 2001

   Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report and the Performance Graph of Shareholder Return that follow shall not be incorporated by reference into any such filings.

Independent Auditor's Fees

   During the fiscal year ended December 31, 2000, we paid Arthur Andersen approximately $211,000 for audit services and $520,000 for other services. Other services provided by Arthur Andersen included (i) domestic and international tax planning, consulting and the preparation of tax returns of the company, (ii) assisting us with the preparation and review of our various financing documents during 2000, and (iii) evaluating the effects of various accounting issues and changes in professional standards. Arthur Andersen advised the Audit Committee that it did not believe its audit was impaired by its provision of such services, particularly in view of the relationship of the related fees to its annual revenues. As a result, Arthur Andersen confirmed that, as of March 15, 2001, it was an independent accountant with respect to the company within the meaning of the Securities Act and the requirements of the Independence Standards Board.

                               EXECUTIVE OFFICERS

   Our executive officers and their ages, as of the record date, are as follows:

Name                         Age   Position
----                         ---   --------
Steven E. Bernstein          40    Chairman of the Board and Chief
Jeffrey A. Stoops            42    Executive Officer President
Ronald G. Bizick, II         33    Executive Vice President and Chief
                                   Operating Officer -- United States
                                   Site Development
Michael N. Simkin            48    Executive Vice President -- International
Thomas P. Hunt               43    Senior Vice President and General Counsel
John Marino                  37    Senior Vice President and Chief Financial
                                   Officer

   Below is a summary of the business experience of each of our executive officers who does not serve on our Board of Directors. The business experience of Messrs. Bernstein and Stoops appears under the caption "Election of Directors" set forth above.

   Ronald G. Bizick, II, Executive Vice President and Chief Operating Officer -- United States Site Development, has been an executive officer since 1993. He is primarily responsible for our new tower builds and site development services. Prior to joining us in 1990, Mr. Bizick was employed by a private land planning and development firm specializing in commercial and residential wetland and zoning approvals.

   Michael N. Simkin, Executive Vice President -- International, joined us in April 1998. Mr. Simkin is responsible for identifying and pursuing international opportunities for SBA. From July 1997 to February 1998, he was Chief Executive Officer of Centennial Communications Corporation, an international specialized mobile radio service provider based in Denver. From April 1995 to April 1997, he was Vice President and General Manager of PrimeCo Personal Communications for the South Florida region. From April 1993 to April 1995, Mr. Simkin was Executive Director of Corporate Strategy for Airtouch Communications.

   Thomas P. Hunt, Senior Vice President and General Counsel, joined us in September 2000. Prior to joining us, Mr. Hunt was a partner with Gunster, Yoakley & Stewart, P.A., a South Florida law firm, where he practiced for 16 years in the corporate and real estate areas. Mr. Hunt is a member of the Florida Bar.

   John Marino, CPA, Senior Vice President and Chief Financial Officer, has been an executive officer and Chief Financial Officer since April 2000. Mr. Marino joined us in February 1999 as our Vice President -- Corporate Development with responsibility for our merger and acquisition activity. From August 1992 to December 1997, Mr. Marino served as Chief Financial Officer of 1st United Bancorp, a publicly traded commercial bank holding company, which was sold to Wachovia Corporation in December 1997. From December 1997 to December 1998, Mr. Marino was responsible for integrating 1st United Bancorp into Wachovia Corporation.

                             EXECUTIVE COMPENSATION

   The following table presents certain summary information for the fiscal year ended December 31, 2000 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our other four most highly compensated executive officers or of our subsidiaries (the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000 during fiscal 2000.

                          Summary Compensation Table
                             for Fiscal Year 2000

                                                                                                         Long-Term
                                                                                                        Compensation
                                                            Annual Compensation                            Awards
                                      ------------------------------------------------------------    ---------------
                                                                                                        Securities
                                                                                   Other Annual         Underlying
Name and Principal Position             Year      Salary($)         Bonus($)     Compensation ($)       Options (#)
---------------------------           -------  ------------     ------------    -----------------     -------------
Steven E. Bernstein..............        2000       341,175               --                   *          91,803(1)
 Chairman of the Board and               1999       354,822               --                   *         175,000
 Chief Executive Officer                 1998       354,822          283,850(2)                *              --

Jeffrey A. Stoops................        2000       331,553               --                   *          89,179(1)
 President                               1999       304,798               --                   *         150,000
                                         1998       304,798          165,000                   *              --

Ronald G. Bizick, II.............        2000       267,298               --                   *          72,131(1)
 Executive Vice President and            1999       277,141               --                   *         137,500
 Chief Operating Officer --              1998       275,000          151,250                   *              --
 United States Site Development

Michael N. Simkin................        2000       256,893               --                   *          65,574(1)
 Executive Vice President --             1999       255,069               --              44,200         125,000
 International                           1998       254,815(3)       145,981(4)                *         200,000

John Marino......................        2000       182,580(5)            --                   *          30,464(1)
 Senior Vice President and               1999       119,821               --                   *              --
 Chief Financial Officer                 1998            --               --                  --              --

_________________
* Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer.

(1) Grants for the 2000 fiscal year were granted on December 16, 1999 and were originally reported on last year's proxy statement for 1999.

(2) This number represents the value of 51,609 shares of Class A Common Stock issued to Mr. Bernstein as his 1998 bonus.

(3) Mr. Simkin began his employment with us in April 1998.

(4) This number represents the value of 26,542 shares of Class A Common Stock issued to Mr. Simkin as his 1998 bonus.

(5) Mr. Marino began his employment with us in February 1999 and was appointed Chief Financial Officer effective as of April 11, 2000.

Stock Option Grants and Exercises

   The following table provides certain information concerning individual grants of stock options under our 1999 Equity Participation Plan made during the year ended December 31, 2000 to the Named Executive Officers:

                       Option Grants in Last Fiscal Year
                               Individual Grants

                                                                                              Potential Realizable
                                                                                            Value at Assumed Annual
                               Number of          Percent of                                    Rates of Stock Price
                              Securities         Total Options                                Appreciation for Option
                              Underlying          Granted To       Exercise or                      Term(2) ($)
                                Options          Employees In      Base Price     Expiration   ---------------------
Name                          Granted (#)        Fiscal Year(1)      ($/Sh)          Date          5%           10%
-----                         -----------        --------------    -----------    ----------     -----         -------
Steven E. Bernstein...          91,803(3)               5.4%           15.25       12/16/09      386,793       854,711
Jeffrey A. Stoops.....          89,180(3)               5.3%           15.25       12/16/09      375,737       830,281
Ronald G. Bizick, II..          72,131(3)               4.3%           15.25       12/16/09      303,909       671,560
Michael N. Simkin.....          65,574(3)               3.9%           15.25       12/16/09      276,283       610,512
John Marino...........           5,464(3)               0.3%           15.25       12/16/09       23,021        50,871
                                25,000                  1.5%           35.88        4/14/10      247,790       547,551

________________
(1) The total number of options granted for the 2000 fiscal year was 1,695,632 shares.

(2) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of SBA's Class A Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of SBA's Class A Common Stock or the ultimate value realized by a Named Executive Officer from stock options.

(3) Grants for the 2000 fiscal year were granted on December 16, 1999 and were originally reported on last year's proxy statement for 1999.

     The following table provides information regarding the options exercised by the Named Executive Officers during fiscal 2000 and the value of options outstanding for such individuals at December 31, 2000:


              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                                    Number of Securities        Value of Unexercised In-
                                                               Underlying Unexercised Options      The-Money Options
                                      Shares                       at Fiscal Year-End (#)       At Fiscal Year End(1)($)
                                   Acquired on      Value      ------------------------------  --------------------------
Name                               Exercise (#)  Realized ($)    Exercisable   Unexercisable   Exercisable  Unexercisable
-----                              -----------   ------------   -----------    -------------   ----------   ------------
Steven E. Bernstein..............           --           --         147,267         119,536    4,628,609      3,499,055
Jeffrey A. Stoops................    1,454,738   11,209,154          78,185         109,454    2,369,283      3,187,508
Ronald G. Bizick, II.............       58,333    1,379,427          57,376          93,922    1,722,539      2,756,423
Michael N. Simkin................      101,044    3,603,234         179,147          85,383    6,322,373      2,505,821
John Marino......................       30,000    1,261,875           5,156          95,308      153,920      2,360,931

________________
(1) Based on the closing price of SBA's Class A Common Stock on December 31, 2000 of $41.06.

Employment Agreements

   Messrs. Bizick, Simkin and Stoops have each executed an employment agreement with us which currently expires on June 15, 2001 with respect to Mr. Simkin and on December 31, 2001 with respect to Messrs. Bizick and Stoops. These agreements automatically renew for additional one-year terms, unless either we or the executive provides written notice to the other party at least 90 days prior to renewal. Under their employment agreements, these executives are entitled to receive a base salary and an annual cash bonus based on achievement of performance criteria established by the Board of Directors. The cash bonus paid to the executive is not permitted to exceed such executive's base annual salary. The employment agreements provide that upon either a change of control or a termination of employment without cause we will pay such executive an amount equal to his annual base salary. The agreements also provide for noncompetition, nonsolicitation and nondisclosure covenants.

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee of the Board of Directors was established in 1999 and is responsible for: (i) establishment of our compensation philosophy and policies; (ii) review and approval of pay recommendations for our executive officers; and (iii) initiation of all compensation actions for our Chief Executive Officer. Compensation paid to certain of our officers during 2000 reflects the continuation of policies and employment agreements in place before we became a publicly-traded company and before the creation of the Compensation Committee.

   Our compensation policies have been designed to align the financial interests of our management with those of our shareholders by taking into account our operating environment and the expectations for continued growth and enhanced profitability. Compensation for each of our executive officers consists of a combination of a base salary, an annual performance bonus and/or an equity component consisting of a grant of stock options or restricted stock. We do not currently provide executive officers with other long term incentive compensation other than the ability to contribute their earnings to SBA's 401(k) Plan or participate in SBA's Employee Stock Purchase Plan.

   The Compensation Committee's philosophy is that the predominant portion of an executive's compensation should be based directly upon the value of long-term incentive compensation in the form of stock ownership or stock option awards. The Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in our growth and prosperity (through grants of stock options), while maintaining other elements of our compensation program at conservative levels, will enable us to attract and retain executives with the outstanding management abilities and entrepreneurial spirit which are essential to our ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

   At least annually, the Compensation Committee will review salary recommendations for our executives and then approve such recommendations, with any modifications it deems appropriate. The annual salary recommendations are made under the ultimate direction of the Chief Executive Officer, based on peer group and national industry surveys of total compensation packages, as well as evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on a review of competitive compensation data, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading SBA.

   The Compensation Committee also determines, based upon the recommendation of the Chief Executive Officer, the amount of cash bonus or stock options, if any, to be paid to each of the executive officers. Since our initial public offering in 1999, the Compensation Committee has primarily granted to the executive officers stock options which vest over time rather than cash bonuses. The Compensation Committee believes that dependence on stock options for a significant portion of executives' compensation more closely aligns such executives' interests with those of our shareholders, since the ultimate value of such compensation is linked directly to stock price. The Board of Directors determined that these criteria are appropriate measurements of SBA's financial and operational success.

   The Compensation Committee gave Messrs. Stoops, Bizick and Simkin, each of whom are employed pursuant to an employment agreement, the alternative to receive stock option grants in lieu of an annual cash bonus. All of such executive officers elected this alternative.

   In general, stock options for our executive officers are granted at least at the prevailing market price on the date of grant, and thus will only have value if our stock price increases. Generally, grants vest in equal amounts over a period of three to four years (although certain special types of grants may vest either immediately or over a shorter period). The grants of stock options to the executive officers for 1999 and 2000 were calculated with the intent to provide value on the date of grant substantially equal to their base salary.

   The Compensation Committee will continually evaluate our compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our shareholders and with SBA's performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and SBA's performance.

                                     Compensation Committee

                                     Donald B. Hebb, Jr.
                                     C. Kevin Landry
                                     Richard W. Miller

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   During 2000, we paid an aggregate of $272,613 to MRI Management Recruiters for management recruiting services provided to us. MRI Management Recruiters is wholly owned by Ronald G. Bizick, Sr., father to Ronald G. Bizick, II.

   During 2000, we paid an aggregate of $137,914 to Daniel J. Eldridge for leasing office space to us. Daniel J. Eldridge was an executive officer of ours for the year ended December 31, 2000 in his capacity as President of SBA Network Services, Inc.

                               PERFORMANCE GRAPH

   SBA's Class A Common Stock began trading on the Nasdaq National Market System on June 16, 1999 when its initial public offering commenced. The following graph shows the total return to shareholders of an investment in SBA's Class A Common Stock as compared to (i) an investment in the Nasdaq Composite Index and (ii) an investment in a peer group made up of (1) American Tower Corporation, (2) Crown Castle International Corporation, (3) Pinnacle Holdings, Inc. and (4) Spectrasite Holdings, Inc. for the period June 16, 1999 through December 31, 2000. The four companies in the peer group have been selected because they represent comparable companies in the communications tower ownership business.

   Total shareholder return is determined by dividing (i) the sum of (A) the cumulative amount of dividends for a given period (assuming dividend reinvestment) and (B) the change in share price between the beginning and end of the measuring period, by (ii) the share price at the end of the period.

                COMPARISON OF 18 MONTH CUMULATIVE TOTAL RETURN*
  Among SBA Communications Corporation, the Nasdaq Stock Market -- U.S. Index
                                and a Peer Group

                                    [GRAPH]


                                               June 16, 1999  December 31, 1999  December 31, 2000
                                               -------------  -----------------  -----------------
   SBA Communications Corporation......            100             208.33             456.24
   Nasdaq Stock Market -- U.S..........            100             162.09              97.45
   Peer Group..........................            100             144.11             132.13

--------------

* $100 invested on 6/16/99 in stock or on 5/31/99 in Index, including reinvestment of dividends, for the period ending December 31, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 30, 2001 by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the shares outstanding of either class of Common Stock; (ii) each of our directors; (iii) each Named Executive Officer; and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, each shareholder has sole voting and investment power with respect to the indicated shares.

                                                                                                        Percentage
                                                           Number of                       Percentage    of Total
                                                            Shares            Percentage    of Common     Voting
           Name                 Title of Class       Beneficially Owned(1)     of Class       Stock        Power
          ------                --------------       ---------------------     --------       -----        -----
Steven E. Bernstein........  Class B Common Stock              5,455,595(2)          100%        11.6%        56.8%
                             Class A Common Stock                102,074(3)            *            *            *
Ronald G. Bizick, II.......  Class A Common Stock                616,605(4)          1.5%         1.3%           *
John Marino................  Class A Common Stock                 15,990(5)            *            *            *
Michael N. Simkin..........  Class A Common Stock                229,432(6)            *            *            *
Jeffrey A. Stoops..........  Class A Common Stock              1,200,080(7)          2.9%         2.6%         1.2%
Donald B. Hebb, Jr.........  Class A Common Stock                 41,303               *            *            *
C. Kevin Landry............  Class A Common Stock                373,243(8)            *            *            *
Richard W. Miller..........  Class A Common Stock                 70,000(9)            *            *            *
Robert S. Picow............  Class A Common Stock                 70,166(10)           *            *            *
All current directors and
executive officers as a
group (10 persons).........                                    8,194,488              --         17.3%         8.0%
FMR Corp...................  Class A Common Stock              4,274,210(11)        10.3%         9.1%         4.5%
Massachusetts Financial
Services Company...........  Class A Common Stock              4,228,161(12)        10.2%         9.0%         4.4%
Nevis Capital
Management, Inc............  Class A Common Stock              2,360,953(13)         5.7%         5.0%         2.5%

---------------
*  Less than 1% of outstanding shares.

Except as otherwise indicated, the address of each person named in this table is c/o SBA Communications Corporation, One Town Center Road, Third Floor, Boca Raton, Florida 33486.

(1) In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days after March 30, 2001 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other shareholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.

(2) This number includes shares owned by the Bernstein Family Charitable Foundation.

(3) This number includes options to purchase 101,433 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(4) This number includes options to purchase 57,376 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(5) This number includes options to purchase 13,490 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(6) This number includes options to purchase 111,125 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(7) This number includes options to purchase 78,185 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(8) This number includes 339,445 shares owned by Advent Atlantic & Pacific III L.P, whose general partner is TA Associates AAP III Partners L.P. Advent Atlantic & Pacific III L.P. is part of an affiliated group of investment partnerships referred to collectively as the TA Associates Group. The general partner of TA Associates AAP III Partners L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all shares held of record by the named investment partnerships; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Mr. Landry is one of the general partners of TA Venture Investors L.P., a limited partnership which is part of the TA Associates Group. Mr. Landry disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The principal business address of TA Associates, Inc. is 125 High Street, Boston, MA 02110.

(9) This number includes options to purchase 70,000 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(10) This number includes options to purchase 66,666 shares of Class A common stock which are exercisable within 60 days after March 30, 2001.

(11) This number is based solely on the Schedule 13G filed with the Commission on February 14, 2001.

(12) This number is based solely on the Schedule 13G filed with the Commission on February 12, 2001.

(13) This number is based solely on the Schedule 13G filed with the Commission on March 22, 2001.

                                  PROPOSAL 2
                ADOPTION OF THE 2001 EQUITY PARTICIPATION PLAN

   Adoption of the Plan. On March 15, 2001, the Board of Directors adopted the SBA Communications Corporation 2001 Equity Participation Plan (the "2001 Plan"), subject to shareholder approval, authorizing the Compensation Committee of the Board of Directors to grant stock options, restricted stock and other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock for up to 5,000,000 shares of the Class A Common Stock to our employees, officers and directors. The Board of Directors approved the 2001 Plan in order to continue to provide competitive compensation for our employees, incentives for our officers and directors and to align the interests of these persons with the interests of the shareholders. In connection with the approval of the 2001 Plan, the Board of Directors authorized the cessation of the issuance of new grants under the 1999 Equity Participation Plan.

   Administration of the Plan. The 2001 Plan will be administered by a committee consisting of not less than two persons appointed by the Board of Directors from among its members who are not officers or other salaried employees of SBA and who are outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and non-employee directors within the meaning of Rule 16b-3 (the "Committee"). The Committee is authorized to determine, from time to time, the persons to whom awards or grants will be made, and the term, exercise price, settlement terms, forfeiture provisions and other terms and conditions of each award or grant. The Committee has the power to establish and waive, in its discretion, vesting provisions for awards or grants.

   Notwithstanding the foregoing, the full Board of Directors may administer the 2001 Plan with respect to grants to our employees, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code are required to be determined by the Committee. In addition, the Board of Directors shall conduct the general administration of the 2001 Plan with respect to options granted to non-employee directors.

   SBA does not currently have a plan to issue any stock options, restricted stock awards or other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock under the 2001 Plan to any of its employees, consultants or independent contractors, other than the regular grants of options to employees completing 90 days of service. That amount is not currently determinable. Any stock options, restricted stock awards or other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock under the 2001 Plan that may be issued in the future to the Named Executive Officers, all executive officers as a group, all directors who are not executive officers as a group and all employees as a group are not currently determinable.

   Grants. Incentives under the 2001 Plan may consist of any of incentive stock options, non-qualified stock options, restricted stock and other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock approved by the Committee. Shares subject to options or awards, which expire or are forfeited become available to be granted again under the 2001 Plan.

   Eligibility for Participation. Full and part-time employees, consultants, independent contractors, officers, and directors (or employees, officers, or directors of any current or future subsidiaries of SBA) are eligible to receive grants under the 2001 Plan ("Participants"). As of March 15, 2001, there were two employee and four non-employee directors of SBA and approximately 1,200 employees of SBA and its subsidiary (including 6 executive officers of SBA).

   The 2001 Plan provides that all non-employee directors, initially elected or appointed to the Board of Directors after March 15, 2001, will automatically be granted non-qualified stock options to purchase 50,000 shares of Class A Common Stock with a per share exercise price equal to the fair market value per share at the date of grant. Such options will vest and become exercisable in equal annual installments on each of the first five anniversaries of the date of the grant so long as the person continues to serve as a director. Additionally, beginning in 2001, each non-employee director who on July 1 of each fiscal year has served as director for more than one year will be entitled to receive a grant of non-qualified stock options to purchase a number of shares of Class A Common Stock with a per share exercise price equal to the fair market value per share at the date of grant. Each of these annual grants of options will fully vest and become exercisable on the first anniversary of the date of grant. The number of shares will be determined by the full Board of Directors annually in advance of each July 1. There are currently four non-employee directors.

   Options, Term and Exercise Price. Unless otherwise determined by the Committee, the exercise price of the Class A Common Stock subject to an option is the fair market value of the stock on the date the option is granted. However, incentive stock options ("ISOs") granted to a person who owns more than 10% of the voting power of SBA are required to have an exercise price of not less than 110% of the fair market value of the Class A Common Stock on the date of grant. On March 30, 2001, the fair market value of a share of Class A Common Stock was $15.81 per share.

   The Committee determines the option exercise period for each option, not to exceed ten years from the date of grant, except that ISOs granted to a person who owns more than 10% of the voting power of SBA are required to have an exercise period of not greater than five years.

   Transferability of Options. In general, options are not transferable, except by will or the laws of descent or distribution. However, the 2001 Plan permits a grantee to transfer nonqualified stock options to family members or entities (including trusts) established for the benefit of the grantee or the grantee's family members; provided that the transferred option must continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer and any other transfer allowed by applicable securities laws.

   Awards under the Plan. The 2001 Plan provides that the Committee may grant or issue stock options, restricted stock, stock appreciation rights and other equity based instruments approved by the Committee or any combination thereof to any eligible employee, consultant, independent contractor, officer, or director. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The maximum number of shares of Class A Common Stock that may be subject to options granted to an employee covered by Code Section 162(m) during any calendar year is 500,000.

   Nonqualified Stock Options, ("NQSOs"), will provide for the right to purchase Class A Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than par value), and usually will vest in one or more installments after the grant date, subject to the participant's continued employment with us; provided, that the Committee may modify any of these terms, in its discretion, at the time of the grant. NQSOs may be granted for any term specified by the Committee.

   Incentive Stock Options will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs (i) must have an exercise price not less than the fair market value of a share of Class A Common Stock on the date of grant; (ii) may only be granted to employees; (iii) must expire within a specified period of time following the optionee's termination of employment; and (iv) must be exercised within ten years after the date of grant, but may be subsequently modified to disqualify them for treatment as ISOs.

   Restricted stock may be issued to participants and made subject to such restrictions as may be determined by the Committee. Restricted stock shall be forfeited if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

   Other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock may also be granted to participants as may be determined by the Committee. These awards include, but are not limited to, dividend equivalent awards, deferred stock awards, stock payment awards and stock appreciation rights.

   Amendment and Termination of the Plan. The Board of Directors may amend or terminate the 2001 Plan at any time, provided that shareholder approval is required for any amendment that requires shareholder approval in accordance with the regulations issued under Section 16 of the Securities Exchange Act of 1934 and any amendment that would impair the rights of a grantee requires the grantee's consent. The 2001 Plan will terminate on March 15, 2011 unless terminated earlier by the Board of Directors. Awards granted prior to March 15, 2011 may extend beyond that date.

   Adjustment Provisions. If there is any change in the Class A Common Stock as a result of a stock dividend, recapitalization, stock split, or combination or exchange of the Class A Common Stock, or a merger, reorganization or consolidation of SBA or any other change in the capital structure made without the receipt of consideration, then unless such event results in the termination of all outstanding grants under the 2001 Plan, the number of and class of shares available for grants and the number and class of such shares covered by outstanding grants, and the price per share or the applicable market value of such grants, will be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Class A Common Stock.

   Change in Control of SBA. Unless otherwise determined by the Board of Directors in the event of a change in control, options granted under the 2001 Plan will fully vest and become immediately exercisable, and the restrictions on any restricted stock grants will lapse.

   Federal Income Tax Consequences. Set forth below is a general description of the federal income tax consequences relating to grants under the 2001 Plan.

   Non-Qualified Stock Options. There are no federal income tax consequences to grantees or to SBA upon the grant of an NQSO under the 2001 Plan. Upon the exercise of NQSOs, grantees will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and SBA generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an NQSO, a grantee will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the grantee's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the NQSO).

   Incentive Stock Options. Grantees will not be subject to federal income taxation upon the grant or exercise of ISOs granted under the 2001 Plan, and SBA will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of the ISO (or the grantee's other tax basis in the shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that occurs at least one year after the exercise or two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price of the ISO (or the grantee's other tax basis in the shares), and SBA will not be entitled to any tax deduction in connection with the sale.

   Generally, if the sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant (a "disqualifying disposition") and is a transaction in which the amount realized is less than the fair market value of the Class A Common Stock at the date of exercise, the grantee will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price (or the grantee's other tax basis in the shares), or (ii) the excess of the amount realized on the sale of the shares over the exercise price (or the grantee's other tax basis in the shares). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. SBA generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the grantee.

   Restricted Stock. A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and SBA will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the Class A Common Stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the Class A Common Stock at that time and SBA will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the Class A Common Stock at that time, determined without regard to the restrictions. In this event, SBA will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of the Class A Common Stock will be capital gain or loss. If, after making the election, any Class A Common Stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee will not be entitled to any tax deduction or tax refund.

   The Board of Directors recommends a vote FOR this Proposal.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen LLP served as our independent auditors for the fiscal year ended December 31, 2000 and has been selected by the Board of Directors to serve as our independent auditors for the fiscal year ending December 31, 2001. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                              GENERAL INFORMATION

   Other Matters. The Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this Proxy Statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

   Deadline for Shareholders Proposals. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in our proxy statement for the 2002 Annual Meeting of Shareholders is December 13, 2001. Additionally, SBA must receive notice of any shareholder proposal to be submitted at the 2002 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by February 26, 2002, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

   Expenses of Solicitation. Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers and regular employees. The entire cost of solicitation will be borne by SBA.



                                            By Order of the Board of Directors,

                                            /s/ Steven E. Bernstein
                                            STEVEN E. BERNSTEIN
                                            Chairman and Chief Executive Officer

Boca Raton, Florida
April 12, 2001

                                  APPENDIX A

                        SBA COMMUNICATIONS CORPORATION

                            AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as an Audit Committee member.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation.

Responsibilities of Audit Committee

1) Maintain the independence and experience requirements of the NASDAQ Stock Market, Inc.

2) Establish an agenda for the ensuing year. Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants.

3) Review the powers and duties of the Audit Committee and report and make recommendations to the Board of Directors on these responsibilities.

4) Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries. The external auditor is ultimately accountable to the Board of Directors and Audit Committee. Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

5) Receive and review the independent auditors formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, discuss such statements with the independent auditors, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditors.

6) Review with management and the independent accountants significant risks and exposures, and the steps management has taken to minimize the risks or exposures.

7)  Review the following with management and the independent auditors:

    a) The Corporation's annual financial statements and related disclosures contained in the annual report to shareholders, including quality of financial reporting decisions and judgments;

    b) The audit of the annual financial statements and the outside auditors' report thereon;

    c)  Any significant changes required in the outside auditors' audit plan;

    d)  Any significant difficulties or disputes encountered during the audit;

    e)  Any changes in accounting principles; and

    f) Discuss with the independent auditor any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

8)  Review with management the Corporation's systems of internal control.

9) Review with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Form 10-Q.

10) Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

11) Review accounting and financial human resources and succession planning within the Corporation.

12) Annually review the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

13) Consider such other matters in relation to the financial affairs of the Corporation and its accounts, and in relation to the external audit of the Corporation as the Audit Committee may, in its discretion, determine to be advisable.

                        SBA COMMUNICATIONS CORPORATION
                        2001 EQUITY PARTICIPATION PLAN

     1.   ESTABLISHMENT, EFFECTIVE DATE AND TERM

     SBA COMMUNICATIONS CORPORATION, a Florida corporation ("SBA"), hereby establishes the "SBA Communications Corporation 2001 Equity Participation Plan." Subject to ratification within twelve (12) months by an affirmative vote of a majority of SBA's shareholders, either in person or by proxy, present and entitled to vote at the Annual Meeting, the effective date of the Plan shall be March 15, 2001 (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors of SBA. Unless earlier terminated pursuant to Section 13 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

     2.   PURPOSE

     The purpose of the Plan is to advance the interests of SBA by allowing SBA to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in SBA which thereby will create a stronger incentive to expend maximum effort for the growth and success of SBA and its subsidiaries.

     3.   DEFINITIONS

          Whenever used in the Plan, the following terms shall have the meanings set forth below:

     "Appreciation Date" shall mean the date designated by a holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

     "Award" shall mean, individually or collectively, an Option, Restricted Stock Unit or any other award granted pursuant to the Plan.

     "Award Agreement" shall mean, individually or collectively, an Option Agreement, Restricted Stock Unit Agreement or any other agreement entered into pursuant to the Plan.

     "Award Period" shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.

     "Award Shares" shall mean shares of Class A Common Stock issued pursuant to an Award.

     "Board" shall mean the Board of Directors of SBA.

     "Cause" shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him,
(ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which defines "cause" for purposes of such agreement, "cause" shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

     "Change in Control" shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if

          (i) any person or related group of persons (other than SBA or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of SBA's outstanding securities pursuant to a tender or exchange offer made directly to SBA's shareholders which the Board does not recommend such shareholders to accept; or

          (ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (iii) the shareholders of SBA approve a merger or consolidation of SBA with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of SBA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of SBA or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of SBA (or similar transaction) in which no person acquires more than 25% of the combined voting power of SBA's then outstanding securities shall not constitute a Change in Control; or

          (iv) the shareholders of SBA approve a plan of complete liquidation of SBA or an agreement for the sale or disposition by SBA of all or substantially all of SBA's assets.

     "Class A Common Stock" shall mean the Class A Common Stock of SBA, par value $0.01 per share.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.

     "Company" shall mean SBA and its subsidiaries whose financial statements are consolidated with the financial statements of SBA in accordance with accounting principles generally accepted in the United States.

     "Compensation Committee" shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code.

     "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

     "Disability" shall mean "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

     "Eligible Individual" shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.

     "Exercise Price" shall mean the purchase price of each share of Class A Common Stock subject to an Option.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of a share of Class A Common Stock shall mean (a) the closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Class A Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if the Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Committee in good faith.

     "Incentive Stock Option" shall have the meaning set forth in Section 422 of the Code.

     "Independent Director" shall mean a member of the Board who is a "non-employee director," as defined in Rule 16b-3 of the Exchange Act .

     "Non-qualified Stock Option" shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.

     "Option" shall mean any stock option granted pursuant to Section 7 of the Plan.

     "Option Agreement" shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Option thereby granted.

     "Participant" shall mean any Eligible Individual with an outstanding Award.

     "Performance Criteria" shall mean any business or performance criteria with respect to SBA, any subsidiary or any division or operating unit determined by the Board, from time to time.

     "Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of SBA.

     "Plan" shall mean the SBA Communications Corporation 2001 Equity Participation Plan.

     "Reorganization" shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if SBA or any subsidiary of SBA is the surviving entity.

     "Restricted Stock Units" shall mean Awards granted pursuant to Section 8 of the Plan.

     "Restricted Stock Unit Agreement" shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

     "Restriction Period" shall mean the period during which applicable restrictions apply to Restricted Stock Units.

     "Stock Appreciation Right" or "SAR" shall mean an Award granted under
Section 9 of the Plan.

     "Section 424 Employee" shall mean an employee of SBA or any "subsidiary corporation" or "parent corporation" as defined in and in accordance with Code
Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

     4.   ELIGIBILITY

     Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance
to the business of the Company.   An individual may hold more than one Award,
subject to such restrictions as are provided herein.

     5.   ADMINISTRATION

          5.1  Committee.  The Plan shall be administered by the Committee or
               ---------
any committee appointed by the Board consisting of not less than two (2) Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with SBA' Articles of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.


          5.2  Delegation of Authority to Grant Awards. The Committee may,
               ----------------------------------------
but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals
(i) who are subject  on the date of the grant to the reporting rules under
Section 16(a) of the Exchange Act, (ii) who are Section 162 (m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee.
At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

          5.3  No Liability.  No member of the Committee shall be liable for any
               ------------
action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.

     6.   SHARES SUBJECT TO THE PLAN

     The capital stock of SBA that may be issued pursuant to Awards granted under the Plan shall be shares of Class A Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Class A Common Stock that may be issued pursuant to Awards granted under the Plan shall be Five Million (5,000,000) shares, subject to adjustment as provided in Section 11 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Class A Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Class A Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Awards had not been granted.

     7.   OPTIONS

          7.1  Types of Options.  Each Option granted under the Plan may be
               ----------------
designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

          7.2  Grant of Options.  Subject to the terms and conditions of the
               ----------------
Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Class A Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

          7.3  Limitation on Incentive Stock Options.
               -------------------------------------

               7.3.1  Section 424 Employees.  Incentive Stock Options may only
                      ---------------------
be granted to Section 424 Employees.   Subject to the terms and conditions of
this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as non-qualified Stock Options to the extent that said Options have not otherwise been terminated.

               7.3.2  Fair Market Value.  Subject to Section 7.3.3 below, an
                      -----------------
Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Class A Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.

               7.3.3  Ten Percent Stockholder.  Notwithstanding any other
                      -----------------------
provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of SBA, unless (i) the Exercise Price for each share of Class A Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class A Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.

               7.3.4  Limitation on Grants.  The aggregate Fair Market Value
                      --------------------
(determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

          7.4  Option Agreement.  All Options granted pursuant to the Plan shall
               ----------------
be evidenced by an Option Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.

          7.5  Exercise Price.  The Exercise Price shall be fixed by the
               --------------
Committee and stated in each Option Agreement.

          7.6  Option Period.  Subject to the provisions of Sections 7.3, 7.13,
               -------------
7.14, 7.15 and 7.16, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

          7.7  Vesting.  Each Option Agreement will specify the vesting schedule
               -------
applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

          7.8  Exercise.  An Option that is exercisable hereunder may be
               --------
exercised by delivery to SBA or its agent on any business day, at the office designated by SBA, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Class A Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred
(100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

          7.9  Payment.  Payment of the Exercise Price for the shares of Class A
               -------
Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to SBA of shares of Class A Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to SBA that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to SBA by a broker upon receipt of stock certificates from SBA) or a "cashless" exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to SBA whereby the stock certificate or certificates for the shares of Class A Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to SBA cash (or cash equivalents acceptable to SBA) equal to the Exercise Price for the shares of Class A Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that SBA may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Participant to SBA on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the "cashless" exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

          7.10   Issuance of Certificates.  Promptly after the exercise of an
                 ------------------------
Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Class A Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Class A Common Stock covered thereby are fully paid and issued to him and, except as provided in
Section 11 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          7.11   Use of Proceeds. The proceeds received by SBA from the sale of
                 ----------------
Class A Common Stock pursuant to Options granted under the Plan shall constitute general funds of SBA.

          7.12   Transferability.  No Incentive Stock Option shall be assignable
                 ---------------
or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant's family members or (ii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this
Section 7.12 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, than any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

          7.13   Termination of Employment. Unless otherwise provided in an
                 -------------------------
Option Agreement, upon the termination of the employment or other service of a Participant with the Company, other than by reason of Cause, death or Disability, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, the Participant's unvested Options shall expire and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.13, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with SBA (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

          7.14   Termination of Employment for Cause.  Upon termination of the
                 -----------------------------------
employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.

          7.15   Termination of Employment by Disability.  Unless otherwise
                 ---------------------------------------
provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability of such Participant, the Participant has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any vested portion of the Options held by the Participant on the date the Participant's employment or service terminated. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with SBA by reason of a Disability, any unvested Options shall terminate. Notwithstanding the provisions of this
Section 7.15, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above.

          7.16   Termination of Employment by Death.  Unless otherwise provided
                 ----------------------------------
in an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death of such Participant, all outstanding Options held by the Participant at the time of death shall immediately vest and the Participant's estate, the devisee named in the Participant's valid last will and testament or the Participant's heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any portion of the Options held by the Participant on the date the Participant's employment or service terminated.

          7.17   Grants of Options to Independent Directors.  Options granted to
                 ------------------------------------------
an Independent Director shall be made in accordance with the following provisions:

                 7.17.1 Each person who is initially elected to the Board after the Effective Date and who is an Independent Director at the time of such initial election shall automatically be granted a Non-qualified Stock Option to purchase Fifty Thousand (50,000) shares of Class A Common Stock (subject to adjustments as provided in Section 11) on the date of such initial election; provided, however, that the number of shares of Class A Common Stock subject to any Non-qualified Stock Option awarded under this Section 7.17.1 shall be reduced by the number of shares of Class A Common Stock subject to any option granted to an Independent Director pursuant to any other stock incentive plan maintained by SBA.

                 7.17.2 The Committee may make an annual grant of Non-qualified Stock Options to all Independent Directors, in an amount to be determined by the Committee in its sole discretion and subject to the applicable limitations of the Plan; provided, however, that no Option shall be granted to an Independent Director under this Section 7.17.2 during any year in which such Independent Director received an Option pursuant to Section 7.17.1.

               7.17.3 In addition to any other grants made to Independent Directors under this Section 7.17, the Committee may from time to time grant Non-qualified Stock Options to any Independent Director, in its sole discretion, and subject to the applicable limitations of the Plan.

               7.17.4 The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Class A Common Stock on the date the option is granted.

               7.17.5 Subject to the provisions of this Section 7, (a) any Option granted to an Independent Director pursuant to Section 7.17.1 shall vest and become exercisable in cumulative annual installments of 20% each on the first, second, third, fourth and fifth anniversaries of the date the Non-qualified Stock Option was granted and (b) any other Options granted to an Independent Director pursuant to Sections 7.17.2 or Sections 7.17.3 shall vest and become exercisable in accordance with the terms of the Option, as determined by the Committee in its sole discretion; provided, however, any Option granted to an Independent Director may in the sole discretion of the Committee vest and become immediately exercisable in full upon the retirement of the Independent Director in accordance with SBA's retirement policy applicable to directors.

               7.17.6 The term of any Non-qualified Stock Option granted to an Independent Director shall be ten (10) years from the date the Option is granted.

               7.17.7 No portion of an Option that is unexercisable upon a termination of the Independent Director's services with SBA, for any reason, shall thereafter become exercisable.

               7.17.8 Vested portions of any Options granted to an Independent Director shall not be exercisable after the first to occur of the following events:

               (i) the expiration of twelve (12) months from the date of the Independent Director's death or a termination of the Independent Director's services with SBA by reason of a Disability;

               (ii) the expiration of three (3) months from the date the Independent Director's services with SBA are terminated for any reason other than death or Disability; or

               (iii) the expiration of ten (10) years from the date the Option was granted.

     8.   RESTRICTED STOCK UNITS

          8.1  Grant of Restricted Stock Units.  Subject to the provisions of
               --------------------------------
the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Restricted Stock Units. Each Restricted Stock Unit shall be equivalent in value to one share of Class A Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this
Section 8.

          8.2  Restricted Stock Unit Agreement. All Restricted Stock Units
               --------------------------------
granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Each

Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.

          8.3  Restrictions.  The Committee shall impose such restrictions (or
               ------------
no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.

          8.4  Payment.  Upon expiration of the Restriction Period applicable to
               -------
a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Class A Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Class A Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.

          8.5  Dividend Equivalents.  A Participant whose Restricted Stock Units
               --------------------
have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend SBA would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Class A Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

          8.6  Issuance of Class A Common Stock Subject to Restrictions.  The
               --------------------------------------------------------
Committee may in its sole discretion cause the shares of Class A Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant's name prior to lapse of restrictions thereon and treat such Class A Common Stock as outstanding for all purposes. The Participant shall have all rights of a shareholder, including the right to receive dividends paid on the shares of Class A Common Stock issued under this Section 8.6 and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Class A Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Class A Common Stock to SBA, and the certificates evidencing such Class A Common Stock be retained by SBA until the restrictions relating thereto lapse.

          8.7  Transferability.   Unless otherwise provided in the Restricted
               ---------------
Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant's family members or (ii) any other person, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section
7.12 shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value the Company may not issue shares of Class A Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

          8.8  Termination of Employment or Service.  Unless otherwise provided
               ------------------------------------
in a Restricted Stock Unit Agreement, if the Participant's employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant's employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.

          8.9  Termination of Employment or Service by Death or Disability.
               -----------------------------------------------------------
Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant's employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8.4.


     9.   STOCK APPRECIATION RIGHTS.

          9.1  Grant of Stock Appreciation Rights.  Subject to the terms of the
               ----------------------------------
Plan, any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose

          9.2  Vesting. A SAR granted in connection with an Option shall become
               -------
exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, a SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six (6) months following the date the SAR is granted.

          9.3  Failure to Exercise.  If on the last day of the Option period (or
               -------------------
in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Exercise Price, the Participant has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

          9.4  Payment.  The amount of additional compensation which may be
               -------
received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Class A Common Stock on the Appreciation Date over the Exercise Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Class A Common Stock on the date the SAR is granted, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Class A Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

          9.5  Designation of Appreciation Date.  A Participant may designate an
               --------------------------------
Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

          9.6  Expiration.  Except as otherwise provided in the case of SARs
               ----------
granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

     10.  OTHER STOCK-BASED AWARDS

     Awards of shares of Class A Common Stock, stock appreciation rights, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Class A Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and SBA which shall specify the number of shares of Class A Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.

     11.  RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

          11.1 Recapitalization.  If the outstanding shares of Class A Common
               ----------------
Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of SBA by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of SBA or other increase or decrease in such shares effected without receipt of consideration by SBA occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Class A Common Stock available under the Plan, (ii) in the number and kind of shares of Class A Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

          11.2 Reorganization.  Unless otherwise provided in an Award Agreement,
               --------------
in the event of a Reorganization of SBA, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of SBA the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a

Reorganization of SBA then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Class A Common Stock or other securities or property to which a holder of shares of Class A Common Stock would have been entitled to upon such Reorganization.

          11.3 Change in Control.
               -----------------

               11.3.1 In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

               11.3.2 In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

               11.3.3 The obligations of SBA under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of SBA, or upon any successor corporation or organization succeeding to substantially all of the assets and business of SBA. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

          11.4 Change in Status of a Subsidiary.  Unless otherwise provided in
               --------------------------------
an Award Agreement, in the event that a subsidiary of SBA ceases to be a subsidiary whose financial statements are consolidated with the financial statements of SBA in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis
(i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by SBA or any subsidiary immediately after such event.

          11.5 Adjustments.  Adjustments under this Section 11 related to stock
               -----------
or securities of SBA shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Class A Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          11.6 No Limitations.  The grant of an Award pursuant to the Plan shall
               --------------
not affect or limit in any way the right or power of SBA to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     12.  REQUIREMENTS OF LAW

          12.1 Violations of Law.  The Company shall not be required to sell or
               -----------------
issue any shares of Class A Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.

          12.2 Registration.  At the time of any exercise of any Option or
               ------------
receipt of Class A Common Stock pursuant to an Award, SBA may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant's heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to SBA a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant's heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Class A Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time SBA determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Class A Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to SBA in its sole discretion.

          12.3 Withholding.  The Committee may make such provisions and take
               -----------
such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Class A Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Class A Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Class A Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the

Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

          12.4 Section 16 Persons.  Notwithstanding any other provision of the
               ------------------
Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

          12.5 Governing Law.  This Plan shall be governed by, and construed and
               -------------
enforced in accordance with, the laws of the State of Florida.

     13.  AMENDMENT AND TERMINATION OF THE PLAN

     The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Class A Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of SBA at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of SBA shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) that increases the maximum number of shares of Class A Common Stock in the aggregate that may subject to Awards that are granted under the Plan (except as permitted under Section 11 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Class A Common Stock may be listed or traded. Except as permitted under Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.

     14.  PROVISIONS APPLICABLE TO COVERED EMPLOYEES

          14.1 Awards.  Notwithstanding anything in the Plan to the contrary,
               ------
the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of
Section 162 (m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          14.2 Limitations.  Furthermore, notwithstanding any other provision of
               -----------
the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

          14.3 Maximum Awards.  The maximum number of shares of Class A Common
               --------------
Stock that may be granted during any calendar year to a Covered Employee shall be Five Hundred Thousand (500,000).

     15.  OWNERSHIP AND TRANSFER RESTRICTIONS

     The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give SBA prompt notice of any disposition of shares of Class A Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.

     16.  SBA'S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES

     SBA shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with SBA for any reason. The price for repurchasing the Award Shares shall be paid in cash and shall be equal to the Fair Market Value of such shares. Should SBA fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder's termination of employment or service or (ii) the date the Class A Common Stock was issued, SBA shall be deemed to have waived such right.

     17.  DISCLAIMER OF RIGHTS

     No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

     18.  NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

     19.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     20.  NOTICES

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to SBA, to its principal place of business, attention:
Stock Option Administrator, and if to the Participant, to the address of the Participant as appearing on the records of the Company.

                         SBA COMMUNICATIONS CORPORATION
                        One Town Center Road, Third Floor
                            Boca Raton, Florida 33486

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven E. Bernstein and Jeffrey A. Stoops, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of Class A common stock, $0.01 par value, of SBA Communications Corporation, a Florida corporation ("SBA") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Florida at 10:00 a.m., local time, on Thursday May 3, 2001, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.


Proposal 1 - To elect as directors of the Company all of the listed nominees to serve a three year term.

                WITHHOLD                               (01)  Richard W. Miller
FOR            AUTHORITY             EXCEPTION         (02)  Jeffrey A. Stoops
[ ]               [ ]                   [ ]

Instructions: To withhold authority to vote for an individual nominee mark "Exception" and write that nominee's number in the space provided below.

________________________________________________________________________________

Proposal 2 - Adoption of SBA Communications Corporation 2001 Equity
     Participation Plan.

FOR            AGAINST               ABSTAIN
[ ]              [ ]                   [ ]

Proposal 3 - In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

     The undersigned acknowledges receipt of Notice of Annual Meeting of Shareholders dated April 12, 2001, and the accompanying Proxy Statement.

     Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor,